                               POWER OF ATTORNEY

       I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/24/06 and remains in effect until revoked or revised.

SIGNATURE                                         TITLE                  DATE
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/s/ Steven A. Finch                              Director               5/24/06
-------------------------------
Steven A. Finch

                               POWER OF ATTORNEY

       I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 11/20/06 and remains in effect until revoked or revised.

SIGNATURE                                        TITLE                   DATE
---------------------------------  ----------------------------------  --------

/s/ William P. Hicks III                        Director               11/20/06
-------------------------------
William P. Hicks III

                               POWER OF ATTORNEY

       I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 9/20/06 and remains in effect until revoked or revised.

SIGNATURE                                         TITLE                  DATE
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/s/ Katherine MacMillan                          Director               9/20/06
-------------------------------
Katherine MacMillan

                               POWER OF ATTORNEY

       I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 3/12/07 and remains in effect until revoked or revised.

SIGNATURE                                         TITLE                  DATE
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/s/ Lynne Patterson                              Director               3/12/07
-------------------------------
Lynne Patterson

                               POWER OF ATTORNEY

       I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 5/24/06 and remains in effect until revoked or revised.

SIGNATURE                                         TITLE                  DATE
----------------------------------  ----------------------------------  -------

/s/ Diana Scott                                  Director               5/24/06
-------------------------------
Diana Scott

                               POWER OF ATTORNEY

       I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 9/12/06 and remains in effect until revoked or revised.

SIGNATURE                                         TITLE                  DATE
----------------------------------  ----------------------------------  -------

/s/ Robert L. Ullmann                            Director               9/12/06
-------------------------------
Robert L. Ullmann

                               POWER OF ATTORNEY

       I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 6/17/06 and remains in effect until revoked or revised.

SIGNATURE                      TITLE            DATE
---------                  --------------  --------------

/s/ Thomas Borshoff        Director           6/17/06
----------------------
Thomas Borshoff

                               POWER OF ATTORNEY

       I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 6/17/06 and remains in effect until revoked or revised.

SIGNATURE                      TITLE            DATE
---------                  --------------  --------------

/s/ Ruth Ann Fleming       Director           6/17/06
----------------------
Ruth Ann Fleming

                               POWER OF ATTORNEY

       I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 6/17/06 and remains in effect until revoked or revised.

SIGNATURE                      TITLE            DATE
---------                  --------------  --------------

/s/ Neil M. Merkl          Director           6/17/06
----------------------
Neil M. Merkl

                               POWER OF ATTORNEY

       I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       Variable Life Registration Statement filed under the Securities Act of 1933: 333-132905

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 6/9/06 and remains in effect until revoked or revised.

SIGNATURE                      TITLE            DATE
---------                  --------------  --------------

/s/ Bradford J.Race Jr.    Director           6/09/06
----------------------
Bradford J.Race Jr.